UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2014

THOMPSON CREEK METALS COMPANY INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120
(Address of Principal Executive Offices)

(303) 761-8801
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Amended and Restated 2010 Long-Term Incentive Plan

On May 13, 2014, at the annual and special meeting of shareholders of the Company (the “Annual Meeting”), the Company’s shareholders approved the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (the “Amended LTIP”), which, among other things, (i) makes an additional 7,000,000 shares of the Company's common stock available for issuance; (ii) adds a provision to allow for the recycling of shares withheld to cover the exercise price and/or tax withholding obligations under awards and shares that are not issued upon net settlement of stock-settled stock appreciation rights; (iii) revises the definition of "change in control" to provide that a change in control is not triggered upon shareholder approval of certain transactions and to include certain mergers and similar transactions that result in a change of control; (iv) increases the share limit per individual under Section 162(m) of the Internal Revenue Code; (v) allows for participation in the Amended LTIP by any person who is a director, officer or employee or other service provider or consultant of the Company or any of its subsidiaries; (vi) provides that the Company may not, without shareholder approval, reduce the exercise price of an option or stock appreciation right or take certain other actions with respect to such awards; (vii) provides that if certain options would otherwise expire during a Company "blackout period" or within 10 business days following the expiry of such blackout period, the expiry date of such options is extended to the 10th business day following the expiration of the blackout period; (viii) adds additional performance goals for certain awards; and (ix) provides that any award under the Amended LTIP may be subject to recovery, recoupment, clawback or any other forfeiture policy maintained by the Company. The Amended LTIP became effective immediately upon stockholder approval at the Annual Meeting.

The summary of the Amended LTIP included herein is qualified in its entirety by reference to the full text of the Amended LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Approval of the Amended and Restated 2010 Employee Stock Purchase Plan

At the Annual Meeting on May 13, 2014, the Company’s shareholders also approved the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (the "Amended ESPP"). Among other things, the Amended ESPP (i) makes an additional 2,000,000 shares of the Company's common stock available for issuance; (ii) changes the frequency of offering periods to four consecutive three-month offering periods per year; (iii) allows the Compensation Committee to establish sub-plans or special rules designed to achieve desired tax or other objectives for employees outside of the U.S.; (iv) allows the Compensation Committee to exclude from any sub-plan the limit on an employee's right to accrue common stock pursuant to the Amended ESPP at a rate that exceeds $25,000 in market value of common stock per calendar year; (v) allows the Compensation Committee to change the frequency and/or duration of offering periods with respect to future offerings; (vi) caps the number of shares that any employee may purchase in any offering period and in any calendar year at 5,000 and 20,000 shares, respectively; (vii) allows for participation in the Amended ESPP by any employee employed as of an enrollment date; and (viii) permits participants in the Amended ESPP to change their contribution rates during offering periods, subject to limitations imposed by the Compensation Committee.

The summary of the Amended ESPP included herein is qualified in its entirety by reference to the full text of the Amended ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting was held on May 13, 2014 in Littleton, Colorado. The final results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are set forth below.

(a)         The nominees for election to the Board of Directors were elected, until the next annual meeting of shareholders to be held in 2015 or until their successors are duly elected and qualified, based on the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Denis C. Arsenault	55,738,031	6,123,418	40,295,084
Carol T. Banducci	55,998,676	5,862,773	40,295,084
James L. Freer	56,898,138	4,963,311	40,295,084
James P. Geyer	59,950,926	1,910,523	40,295,084
Timothy J. Haddon	60,323,743	1,537,706	40,295,084
Jacques Perron	60,670,566	1,190,883	40,295,084

(b) The proposal to approve the Amended and Restated Thompson Creek Metals Inc. 2010 Long-Term Incentive Plan was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
53,632,577	7,996,761	217,111	40,310,084

(c) The proposal to approve the Amended and Restated Thompson Creek Metals Inc. 2010 Employee Stock Purchase Plan was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
57,308,947	4,340,870	211,632	40,295,084

(d)         The proposal to appoint KPMG LLP as the Company’s independent registered public accounting firm from their engagement through the next annual meeting was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
100,612,588	—	1,543,945	—

(e)          The proposal regarding the advisory vote to approve the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
47,647,131	13,930,814	281,808	40,296,884

(f) The proposal to approve an amendment to the Company's Articles of Continuance to include an advance notice provision with respect to the nomination of directors was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
60,551,914	968,603	315,932	40,320,084

Item 9.01.                                        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan.
10.2	Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan.
10.3	Form of Restricted Share Unit Award Agreement under the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (executive officer).
10.4	Form of Stock Option Award Agreement under the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (executive officer).
10.5
Form of Performance Share Unit Award Agreement under the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan for the January 1, 2014 to December 31, 2017 performance period (executive officer).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

Date: May 13, 2014	By:	/s/ Wendy Cassity
	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan.
10.2	Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan.
10.3	Form of Restricted Share Unit Award Agreement under the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (executive officer).
10.4	Form of Stock Option Award Agreement under the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (executive officer).
10.5
Form of Performance Share Unit Award Agreement under the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan for the January 1, 2014 to December 31, 2017 performance period (executive officer).